                                                                    EXHIBIT 10.5

================================================================================

                            SPREAD ACCOUNT AGREEMENT

                                      among

               AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X,
                                   as Issuer,

                           XL CAPITAL ASSURANCE INC.,
                                   as Insurer,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
          as Trustee, as Trust Collateral Agent and as Collateral Agent

                           Dated as of January 9, 2007

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.   Definitions .............................................     1
SECTION 1.02.   Other Definitional Provisions ...........................    11

                                   ARTICLE II

                     THE SPREAD ACCOUNT AGREEMENT COLLATERAL

SECTION 2.01.   Grant of Security Interest by the Issuer ................    12
SECTION 2.02.   Priority ................................................    12
SECTION 2.03.   Issuer Remains Liable ...................................    13
SECTION 2.04.   Delivery and Maintenance of Spread Account Agreement
                Collateral ..............................................    13
SECTION 2.05.   Termination and Release of Rights .......................    14
SECTION 2.06.   Non-Recourse Obligations of Issuer ......................    15

                                   ARTICLE III

                                 SPREAD ACCOUNT

SECTION 3.01.   Establishment of Spread Account; Initial Deposit into
                Spread Account; Maintenance of Spread Account ...........    16
SECTION 3.02.   Investments .............................................    17
SECTION 3.03.   Payments; Priority of Payments ..........................    18
SECTION 3.04.   General Provisions Regarding Spread Account .............    20
SECTION 3.05.   Reports by the Collateral Agent .........................    21
SECTION 3.06.   Cash Collateralized Receivables .........................    21

                                   ARTICLE IV

                              THE COLLATERAL AGENT

SECTION 4.01.   Appointment and Powers ..................................    22
SECTION 4.02.   Performance of Duties ...................................    22
SECTION 4.03.   Limitation on Liability .................................    22
SECTION 4.04.   Reliance upon Documents .................................    23
SECTION 4.05.   Successor Collateral Agent ..............................    23
SECTION 4.06.   Indemnification .........................................    25
SECTION 4.07.   Compensation and Reimbursement ..........................    26
SECTION 4.08.   Representations and Warranties of the Collateral Agent ..    26

SECTION 4.09.   Waiver of Setoffs .......................................    26
SECTION 4.10.   Control by the Controlling Party ........................    27

                                    ARTICLE V

                             COVENANTS OF THE ISSUER

SECTION 5.01.   Preservation of Spread Account Agreement Collateral .....    27
SECTION 5.02.   Notices .................................................    27
SECTION 5.03.   Waiver of Stay or Extension Laws; Marshalling of
                Assets ..................................................    27
SECTION 5.04.   Noninterference, etc ....................................    28
SECTION 5.05.   Issuer Changes ..........................................    28

                                   ARTICLE VI

                   CONTROLLING PARTY; INTERCREDITOR PROVISIONS

SECTION 6.01.   Appointment of Controlling Party ........................    28
SECTION 6.02.   Controlling Party's Authority ...........................    29
SECTION 6.03.   Rights of Issuer Secured Parties ........................    30
SECTION 6.04.   Degree of Care ..........................................    30

                                   ARTICLE VII

                              REMEDIES UPON DEFAULT

SECTION 7.01.   Remedies upon a Default .................................    31
SECTION 7.02.   Waiver of Default .......................................    31
SECTION 7.03.   Restoration of Rights and Remedies ......................    31
SECTION 7.04.   No Remedy Exclusive .....................................    31

                                  ARTICLE VIII

                                  MISCELLANEOUS

SECTION 8.01.   Further Assurances ......................................    32
SECTION 8.02.   Waiver ..................................................    32
SECTION 8.03.   Amendments; Waivers .....................................    32
SECTION 8.04.   Severability ............................................    32
SECTION 8.05.   Nonpetition Covenant ....................................    33
SECTION 8.06.   Notices .................................................    33
SECTION 8.07.   Term of this Agreement ..................................    35
SECTION 8.08.   Assignments; Third-Party Rights; Reinsurance ............    35
SECTION 8.09.   Consent of Controlling Party ............................    36
SECTION 8.10.   Consents to Jurisdiction ................................    36
SECTION 8.11.   Determination of Adverse Effect .........................    36
SECTION 8.12.   Headings ................................................    36
SECTION 8.13.   TRIAL BY JURY WAIVED ....................................    36

SECTION 8.14.   GOVERNING LAW ...........................................    37
SECTION 8.15.   Counterparts ............................................    37
SECTION 8.16.   Limitation of Liability .................................    37

                            SPREAD ACCOUNT AGREEMENT

          This SPREAD ACCOUNT AGREEMENT, dated as of January 9, 2007 (this "Agreement"), is among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-A-X, as issuer (the "Issuer"), XL CAPITAL ASSURANCE INC., as insurer (the "Insurer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION as trustee (in such capacity, the "Trustee" ), as trust collateral agent (in such capacity the "Trust Collateral Agent") and as collateral agent (in such capacity, the "Collateral Agent").

                                    RECITALS

          WHEREAS, the Issuer was formed pursuant to the trust agreement dated as of December 5, 2006 as amended and restated as of January 9, 2007 (as amended from time to time, the "Trust Agreement"), between AFS SenSub Corp., as seller, (the "Seller") and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

          WHEREAS, pursuant to a sale and servicing agreement, dated as of January 9, 2007 (the "Sale and Servicing Agreement") among the Issuer, the Seller, the Servicer, the Trust Collateral Agent and the Backup Servicer, the Seller sold to the Issuer all of its right, title and interest in and to the Receivables and Other Conveyed Property.

          WHEREAS, pursuant to the indenture, dated as of January 9, 2007 (the "Indenture"), among the Issuer, the Trustee and the Trust Collateral Agent, the Issuer pledged all of its right, title and interest in and to the Collateral to the Trust Collateral Agent on behalf of the Issuer Secured Parties.

          WHEREAS, the Issuer requested that the Insurer issue the Note Policy to the Trustee to guarantee payment of the "Scheduled Payments" on each Distribution Date, in respect of the Notes, and the Swap Policy to guarantee certain payments under the swap agreement.

          WHEREAS, in consideration of the issuance of the Note Policy and Swap Policy, the Issuer and the Servicer have agreed that the Insurer shall have certain rights as Controlling Party to the extent set forth in the Basic Documents, with respect to the Collateral.

          In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. DEFINITIONS. Unless otherwise defined in this Agreement, the following terms shall have the following meanings:

          "Accelerated Payment Amount Shortfall" has the meaning set forth in
Section 1.1 of the Sale and Servicing Agreement.

          "AmeriCredit" means AmeriCredit Financial Services, Inc.

          "Cash Collateral Deposit" has the meaning set forth in Section
3.06(a).

          "Cash Collateralized Receivable" means a Delinquent Receivable for which a deposit has been made to the Spread Account by the Servicer pursuant to
Section 3.06(a).

          "Collateral Agent" means, initially Wells Fargo Bank, National Association, in its capacity as collateral agent on behalf of the Issuer Secured Parties, including its successors in interest, until a successor Person shall have become the Collateral Agent pursuant to Section 4.05 and thereafter "Collateral Agent" shall mean such successor Person.

          "Collateral Agent Fee" means as designated in the fee letter between Collateral Agent and AmeriCredit.

          "Controlling Party" means the Person designated as the Controlling Party at such time pursuant to Section 6.01.

          "Cumulative Net Loss" means the positive difference between (i) the sum of (A) the aggregate Principal Balance of all Liquidated Receivables plus
(B) aggregate Cram Down Losses minus (ii) Liquidation Proceeds received with respect to the Receivables described in clause (i).

          "Cumulative Net Loss Ratio" means the ratio, expressed as a percentage, computed by dividing: (a) the sum (without duplication) of (i) Cumulative Net Losses and (ii) the product of (x) 0.50 and (y) the aggregate Principal Balance of all Receivables which are more than ninety (90) days past due as of the end of the related Collection Period; by (b) the Initial Pool Balance.

          "Default" means, (i) if the Insurer is then the Controlling Party, any Insurance Agreement Event of Default and (ii) if the Trustee is then the Controlling Party, any Event of Default under Section 5.1 of the Indenture.

          "Defaulted Receivable" means a Receivable (i) with respect to which
(A) 10% or more of a Scheduled Receivables Payment is more than ninety (90) days past due, (B) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), or (C) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with the servicing policy attached as Schedule C to the Sale and Servicing Agreement or otherwise has determined in good faith that payment thereunder are not likely to be resumed, or (ii) which is a Sold Receivable.

          "Delinquency Ratio" means, the ratio (expressed as a percentage) computed by dividing: (a) the aggregate Principal Balance of all Receivables which were

Delinquent Receivables as of the close of business on the last day of the related Collection Period minus the aggregate Principal Balance of all Cash Collateralized Receivables by (b) the sum of the aggregate Principal Balance of all Receivables as of the close of business on the first day of the related Collection Period.

          "Delinquent Receivable" means a Receivable with respect to which 10% or more of a Scheduled Receivables Payment is more than sixty (60) days past due (excluding (i) Receivables which the Servicer has repossessed the related Financed Vehicle and (ii) Receivables which have become Liquidated Receivables).

          "Final Termination Date" means the date that is the later of (i) the Insurer Termination Date and (ii) the Trustee Termination Date.

          "Gross Default Ratio" means, the ratio expressed as a percentage, the numerator of which is the aggregate Principal Balance of all Defaulted Receivables since the Closing Date and the denominator of which is the Initial Pool Balance.

          "Initial Pool Balance" means the Pool Balance as of the Cutoff Date.

          "Insurer Termination Date" means the date which is the latest of (i) the date of the expiration of the Note Policy and the cancellation and return thereof to the Insurer, (ii) the date on which the Insurer shall have received payment and performance in full of all Insurer Issuer Secured Obligations and
(iii) the latest date on which any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent, the Insurer and the Trustee.

          "Issuer" means AmeriCredit Automobile Receivables Trust 2007-A-X.

          "Issuer Secured Obligations" means the Issuer Secured Obligations under the Indenture.

          "Issuer Secured Parties" means the Issuer Secured Parties under the Indenture.

          "Level 1 Cumulative Net Loss Test" means, for any Distribution Date specified below, the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:   Percentage
-------------------------------   ----------
February 2007                        2.00%
March 2007                           2.00%
April 2007                           2.00%
May 2007                             3.25%

June 2007                            3.25%
July 2007                            3.25%
August 2007                          4.50%
September 2007                       4.50%
October 2007                         4.50%
November 2007                        5.75%
December 2007                        5.75%
January 2008                         5.75%
February 2008                        6.50%
March 2008                           7.00%
April 2008                           7.50%
May 2008                             8.00%
June 2008                            8.50%
July 2008                            9.00%
August 2008                          9.50%
September 2008                      10.00%
October 2008                        10.50%
November 2008                       11.00%
December 2008                       11.50%
January 2009                        12.00%
February 2009                       12.25%
March 2009                          12.50%
April 2009                          12.75%
May 2009                            13.00%
June 2009                           13.25%
July 2009                           13.50%
August 2009                         13.75%
September 2009                      14.00%
October 2009                        14.25%
November 2009                       14.50%
December 2009                       14.75%
January 2010 and thereafter         15.00%
                                    ------

          "Level 1 Delinquency Test" means, for any Distribution Date, the arithmetic average of the monthly Delinquency Ratios for the three immediately preceding Collection Periods is greater than the percentage set forth opposite such Distribution Date plus 0.25% for each November through April Distribution
Dates:

Distribution Date occurring in:      Percentage
-------------------------------      ----------
February 2007 through January 2008      4.00%
February 2008 through January 2009      5.00%
February 2009 through July 2009         5.50%
August 2009 through January 2010        6.00%
February 2010 and thereafter            6.75%

          "Level 1 Gross Default Test" means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:   Percentage
-------------------------------   ----------
February 2007                        3.33%
March 2007                           3.33%
April 2007                           3.33%
May 2007                             5.42%
June 2007                            5.42%
July 2007                            5.42%
August 2007                          7.50%
September 2007                       7.50%
October 2007                         7.50%
November 2007                        9.58%
December 2007                        9.58%
January 2008                         9.58%
February 2008                       10.83%
March 2008                          11.67%
April 2008                          12.50%
May 2008                            13.33%

June 2008                           14.17%
July 2008                           15.00%
August 2008                         15.83%
September 2008                      16.67%
October 2008                        17.50%
November 2008                       18.33%
December 2008                       19.17%
January 2009                        20.00%
February 2009                       20.42%
March 2009                          20.83%
April 2009                          21.25%
May 2009                            21.67%
June 2009                           22.08%
July 2009                           22.50%
August 2009                         22.92%
September 2009                      23.33%
October 2009                        23.75%
November 2009                       24.17%
December 2009                       24.58%
January 2010 and thereafter         25.00%

          "Level 1 Trigger Event" means any violation of the Level 1 Cumulative Net Loss Test, the Level 1 Delinquency Test (unless amounts are deposited to the Spread Account with respect to the Cash Collateral Deposit pursuant to Section 3.06) or the Level 1 Gross Default Test.

          "Level 2 Cumulative Net Loss Test" means, for any Distribution Date specified below, the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:   Percentage
-------------------------------   ----------
February 2007                        2.75%
March 2007                           2.75%
April 2007                           2.75%

May 2007                             4.00%
June 2007                            4.00%
July 2007                            4.00%
August 2007                          5.00%
September 2007                       5.00%
October 2007                         5.00%
November 2007                        6.50%
December 2007                        6.50%
January 2008                         6.50%
February 2008                        8.00%
March 2008                           8.50%
April 2008                           9.00%
May 2008                             9.50%
June 2008                           10.00%
July 2008                           10.50%
August 2008                         11.00%
September 2008                      11.50%
October 2008                        12.00%
November 2008                       12.50%
December 2008                       13.00%
January 2009                        13.50%
February 2009                       14.25%
March 2009                          14.50%
April 2009                          14.75%
May 2009                            15.00%
June 2009                           15.25%
July 2009                           15.50%
August 2009                         15.75%
September 2009                      16.00%
October 2009                        16.25%
November 2009                       16.50%
December 2009                       16.75%
January 2010 and thereafter         17.00%

          "Level 2 Delinquency Test" means, for any Distribution Date, the arithmetic average of the monthly Delinquency Ratios for the three immediately preceding Collection Periods is greater than the percentage set forth opposite such Distribution Date plus 0.25% for each November through April Distribution
Dates:

Distribution Date occurring in:      Percentage
-------------------------------      ----------
February 2007 through January 2008      6.00%
February 2008 through January 2010      6.50%
February 2010 and thereafter            7.00%

          "Level 2 Gross Default Test" means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:   Percentage
-------------------------------   ----------
February 2007                        4.58%
March 2007                           4.58%
April 2007                           4.58%
May 2007                             6.67%
June 2007                            6.67%
July 2007                            6.67%
August 2007                          8.33%
September 2007                       8.33%
October 2007                         8.33%
November 2007                       10.83%
December 2007                       10.83%
January 2008                        10.83%
February 2008                       13.33%
March 2008                          14.17%
April 2008                          15.00%
May 2008                            15.83%
June 2008                           16.67%
July 2008                           17.50%

August 2008                         18.33%
September 2008                      19.17%
October 2008                        20.00%
November 2008                       20.83%
December 2008                       21.67%
January 2009                        22.50%
February 2009                       23.75%
March 2009                          24.17%
April 2009                          24.58%
May 2009                            25.00%
June 2009                           25.42%
July 2009                           25.83%
August 2009                         26.25%
September 2009                      26.67%
October 2009                        27.08%
November 2009                       27.50%
December 2009                       27.92%
January 2010 and thereafter         28.33%

          "Level 2 Trigger Event" means the occurrence of any of the following
(A) a Servicer Termination Event, (B) violation of the Level 2 Cumulative Net Loss Test, (C) violation of the Level 2 Delinquency Test (D) violation of the Level 2 Gross Default Test or (E) an Insurance Agreement Event of Default.

          "Liquidation Proceeds" has the meaning set forth in Section 1.1 of the Sale and Servicing Agreement.

          "Non Controlling Party" means, at any time, the Issuer Secured Party that is not the Controlling Party at such time.

          "Outstanding Pool Balance" means the sum of the Pool Balance as of the end of the related Collection Period.

          "Overcollateralization Amount" means 11%; provided, however, if each of the "Step-Down Conditions" (as defined in this agreement) is satisfied on a Distribution Date set forth in the following table, the Overcollateralization Amount shall be reduced to the amount set forth with respect to such Distribution Date in the following table; provided, further, however, if any of such "Step-Down Conditions" is not satisfied on any Distribution Date in the following table, the Overcollateralization Amount for such Distribution Date and each following Distribution Date shall equal the Overcollateralization Amount immediately prior to the date that any such "Step-Down Condition" is not satisfied:

Distribution Date occurring in:   Overcollateralization Amount
-------------------------------   ----------------------------
July 2008                                     10.5%
January 2009                                   9.5%
July 2009 and thereafter                       8.5%

          "Premium Letter" has the meaning set forth in the Insurance Agreement.

          "Requisite Amount" will equal the Spread Account Initial Deposit on the Closing Date, and thereafter, on each Distribution Date, the Requisite Amount shall be equal to 2.0% of the Initial Pool Balance, provided, however, that (i) on each Distribution Date upon which a Level 1 Trigger Event has occurred and is continuing, and upon each Distribution Date thereafter (unless such Level 1 Trigger Event has been cured for three consecutive months) the Requisite Amount shall be equal to the greater of (x) 5.0% of the Outstanding Pool Balance or (y) 4.0% of the Initial Pool Balance; and (ii) on each Distribution Date upon which a Level 2 Trigger Event has occurred and upon each Distribution Date thereafter, the Requisite Amount shall be equal to 100% of the outstanding principal balance of the Notes.

          "Scheduled Payments" has the meaning set forth in the Note Policy.

          "Security Interests" means the security interests and Liens in the Spread Account Agreement Collateral granted pursuant to Section 2.01.

          "Seller" means AFS SenSub Corp.

          "Spread Account" means the account designated as such, established and maintained pursuant to Article Three.

          "Spread Account Agreement Collateral" has the meaning set forth in
Section 2.01.

          "Spread Account Claim Amount" has the meaning set forth in Section 1.1 of the Sale and Servicing Agreement.

          "Step-Down Conditions" means the following conditions shall have been satisfied as of each Distribution Date in the following table: (a) no Insurance Agreement Event of Default shall have occurred; (b) all amounts owed to the Insurer under the Basic Documents have been paid in full; (c) immediately prior to and after giving effect to any reduction in the Overcollateralization Amount, (i) the Spread Account is at the Requisite Amount and (ii) the Pro Forma Note Balance is less than or equal to the Required Pro Forma Note Balance; (d) the arithmetic average of the monthly Delinquency Ratios for the three immediately preceding Collection Periods is less than the percentage set forth opposite such Distribution Date; (e) the Cumulative Net Loss Ratio for the related Collection Period is less than the percentage set forth opposite such Distribution Date; (f) the Gross Default Ratio for the related Collection Period is less than the percentage set forth opposite such Distribution Date and (g) the arithmetic average of the Monthly Extension Rates for the three immediately preceding consecutive calendar months is less than 3.00%:

Distribution Date   Three-Month Average   Cumulative Net
  occurring in:      Delinquency Ratio      Loss Ratio     Gross Default Ratio
-----------------   -------------------   --------------   -------------------
July 2008                  3.75%               5.25%               9.00%
January 2009               3.75%               7.50%              12.00%
July 2009                  4.25%               9.00%              14.00%

(and satisfaction of the Step-Down Conditions shall be satisfied as of each Distribution Date in the following table if each of the such conditions are met on such Distribution Date) .

          "Trigger Event" means a Level 1 Trigger Event or a Level 2 Trigger Event.

          "Trustee Termination Date" means the date which is the latest of the date on which (i) the Trustee shall have received, as Trustee for the holders of the Notes, payment and performance in full of all Trustee Issuer Secured Obligations and (ii) all payments in respect of the Notes shall have been made and the Indenture shall have been satisfied and discharged pursuant to the terms of Article IV of the Indenture.

          "Uniform Commercial Code" or " UCC" means the Uniform Commercial Code in effect in the relevant jurisdiction, as the same may be amended from time to time.

          SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

               (a) Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Sale and Servicing Agreement or the Indenture, as the case may be.

               (b) The terms " hereof," " herein" or " hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Appendix," "Exhibit" or "Annex" shall refer to an Article or Section of, or Appendix, Exhibit or Annex to, this Agreement.

          The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term.

                                   ARTICLE II

                     THE SPREAD ACCOUNT AGREEMENT COLLATERAL

          SECTION 2.01. GRANT OF SECURITY INTEREST BY THE ISSUER. In order to secure the performance of Issuer Secured Obligations, to the extent provided herein, the Issuer hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Issuer Secured Parties, a lien on and security interest in (which lien and security interest is intended to be prior to all other Liens), all of its right, title and interest in and to the following (all being collectively referred to herein as the " Spread Account Agreement Collateral" and constituting Spread Account Agreement Collateral hereunder):

               (a) the Spread Account established pursuant to Section 3.01, and each other account owned by the Issuer and maintained by the Collateral Agent (including, without limitation, the Spread Account Initial Deposit related thereto and all additional monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

               (b) all of the Issuer's right, title and interest in and to any
          (i) financial assets credited to the Spread Account and (ii) any other investments made with proceeds of the property described in clause (a) above, or made with amounts on deposit in the Spread Account; and

               (c) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing whether now owned or hereafter acquired.

          SECTION 2.02. PRIORITY. The Issuer intends the security interests in favor of the Issuer Secured Parties to be prior to all other Liens in respect of the Spread Account Agreement Collateral, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Spread Account Agreement Collateral including, without limitation, the filing of a UCC-1 financing statement relating to the Spread Account Agreement Collateral. Subject to the provisions hereof specifying the rights and powers of the Collateral Agent at the direction of the Controlling Party from time to time to control certain specified matters relating to the Spread Account Agreement Collateral, each Issuer Secured Party shall have all of the rights, remedies and recourse with respect to the Spread Account Agreement Collateral afforded a Secured Party under the Uniform Commercial Code, and all other applicable law in addition to, and not in limitation of, the other rights, remedies and recourse granted to such Issuer Secured Parties by this Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Spread Account Agreement Collateral.

          SECTION 2.03. ISSUER REMAINS LIABLE. The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve either the Issuer from, any obligation to perform or satisfy, any term, covenant, condition or agreement to be performed or satisfied by the Issuer under or in connection with this Agreement, the Insurance Agreement or any other Basic Documents to which it is a party or (ii) impose any obligation on any of the Issuer Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Issuer Secured Parties or the Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith, except, in each case, to the extent provided herein and in the other Basic Documents.

          SECTION 2.04. DELIVERY AND MAINTENANCE OF SPREAD ACCOUNT AGREEMENT COLLATERAL.

               (a) The Collateral Agent agrees to maintain the Spread Account Agreement Collateral received by it (or evidence thereof, in the case of book-entry securities in the name of the Collateral Agent) and all records and documents relating thereto at the office of the Collateral Agent specified in Section 8.06 or such other address as may be approved by the Controlling Party. The Collateral Agent shall keep all Spread Account Agreement Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Eligible Investments and Spread Account included in the Spread Account Agreement Collateral in such a manner as shall enable the Collateral Agent and the Issuer Secured Parties to verify the accuracy of such recordkeeping. The Collateral Agent's books and records shall at all times show that the Spread Account Agreement Collateral is held by the Collateral Agent as agent of the Issuer Secured Parties and is not the property of the Collateral Agent. The Collateral Agent will promptly report to each Issuer Secured Party and the Issuer any failure on its part to hold the Spread Account Agreement Collateral as provided in this Section 2.04(a) and will promptly take appropriate action to remedy any such failure.

               (b) The Collateral Agent shall permit each of the Issuer Secured Parties, or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Spread Account Agreement Collateral in the possession of or otherwise under the control of the Collateral Agent pursuant hereto at such reasonable times during normal business hours as any such Issuer Secured Party may reasonably request upon not less than two Business Day's prior written notice. The costs and expenses associated with any such inspection will be paid by the party making such inspection.

               (c) All Spread Account Agreement Collateral shall be transferred to the Collateral Agent on behalf of the Issuer Secured Party in a manner consistent with the definition of " Delivery" set forth in the Sale and Servicing Agreement.

               (d) Notwithstanding anything to the contrary herein, the Collateral Agent: (i) is and will be acting on behalf of the Issuer Secured Parties as a securities intermediary under Article Eight of the UCC and acknowledges that it holds the Spread Account Agreement Collateral for the benefit of the Issuer Secured Parties for purposes of Section 9-313 of the UCC (ii) shall establish and maintain the Spread Account for the benefit of the Issuer Secured Parties as a holder of a security interest in the Spread Account Agreement Collateral and the Spread Account; (iii) shall treat all of the assets in the Spread Account (other than cash) as financial assets under Article Eight of the UCC; (iv) shall not hold, or exercise control (within the meaning of Article Eight or Nine of the UCC) over, the Spread Account Agreement Collateral and/or the Spread Account for the benefit of any person or entity other than the Issuer Secured Parties;
          (v) has received notice of the Issuer Secured Parties' interest in the assets contained and/or to be contained in the Spread Account; and
          (vi) shall take instructions only from the Issuer Secured Party constituting the Controlling Party hereunder (without any consent of and notwithstanding any alternate direction of the Issuer) with respect to the Spread Account and/or the Spread Account Agreement Collateral, including, without limitation, all instructions with respect to the acquisition, transfer and disposition of assets in the Spread Account and the proceeds thereof. In accordance with the choice of law governing this Agreement set forth in Section 8.14 herein, for purposes of Article Eight of the UCC the jurisdiction of the Collateral Agent is deemed to be New York.

          SECTION 2.05. TERMINATION AND RELEASE OF RIGHTS.

               (a) On the Insurer Termination Date, the rights, remedies, powers, duties, authority and obligations conferred upon the Insurer pursuant to this Agreement in respect of the Spread Account Agreement Collateral shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Insurer with respect to such Spread Account Agreement Collateral shall be automatically released; provided that any indemnity provided to or by the Insurer herein shall survive such Insurer Termination Date. If the Insurer is acting as Controlling Party on the related Insurer Termination Date, the Insurer agrees, at the expense of the Issuer, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Insurer and any Person claiming by, through or under the Insurer.

               (b) On the Trustee Termination Date, the rights, remedies, powers, duties, authority and obligations, if any, conferred upon the Trustee pursuant to this Agreement in respect of the Spread Account Agreement Collateral shall terminate and be of no further force and effect and all such rights, remedies, powers, duties, authority and obligations of the Trustee with respect to such Spread Account Agreement Collateral shall be automatically released; provided that any indemnity provided to the Trustee herein shall survive such Trustee Termination Date. If the Trustee is acting as Controlling Party on the related Trustee Termination Date, the Trustee agrees, at the expense of the Issuer, to execute and deliver such instruments as the Issuer may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Trustee.

               (c) On the Final Termination Date, the rights, remedies, powers, duties, authority and obligations conferred upon the Collateral Agent and each Issuer Secured Party pursuant to this Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Collateral Agent and each Issuer Secured Party with respect to the Spread Account Agreement Collateral shall be automatically released. On the Final Termination Date, the Collateral Agent agrees, and each Issuer Secured Party agrees, at the expense of the Issuer, to execute such instruments of release, in recordable form if necessary, in favor of the Issuer as the Issuer may reasonably request, to deliver any Spread Account Agreement Collateral in its possession to the Issuer, and to otherwise release the lien of this Agreement and release and deliver to the Issuer the Spread Account Agreement Collateral.

          SECTION 2.06. NON-RECOURSE OBLIGATIONS OF ISSUER. Notwithstanding anything herein or in the other Basic Documents to the contrary, the parties hereto agree that the obligations of the Issuer hereunder shall be recourse only to the extent of amounts released to the Issuer pursuant to Section 3.03(b)(ii) and retained by the Issuer in accordance with the next sentence. The Issuer agrees that it shall not declare or make any payment to the Seller or AmeriCredit except in accordance with the Basic Documents. Nothing contained herein shall be deemed to limit the rights of the Noteholders under any other Basic Document.

                                   ARTICLE III

                                 SPREAD ACCOUNT

          SECTION 3.01. ESTABLISHMENT OF SPREAD ACCOUNT; INITIAL DEPOSIT INTO SPREAD ACCOUNT; MAINTENANCE OF SPREAD ACCOUNT.

               (a) On or prior to the Closing Date, the Collateral Agent shall establish, at its office or at another depository institution or trust company an Eligible Deposit Account, designated, " Spread Account--Wells Fargo Bank, National Association, as Collateral Agent for XL Capital Assurance Inc. and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent Re: AmeriCredit Automobile Receivables Trust 2007-A-X, Class A Asset-Backed Notes Series 2007-A-X" (the "Spread Account"). The Spread Account shall be maintained by the Collateral Agent at all times separate and apart from any other account of AmeriCredit, the Seller, the Servicer or the Issuer. The Spread Account shall be maintained at the same depository institution (which depository institution may be changed from time to time in accordance with this Agreement). If the Spread Account ceases to be an Eligible Deposit Account, the Collateral Agent shall notify the Controlling Party of such fact and shall establish within five Business Days of such determination, in accordance with Section 3.04(a), a successor Spread Account thereto, which shall be an Eligible Deposit Account, at another depository institution acceptable to the Controlling Party.

               (b) No withdrawals may be made of funds in the Spread Account except as provided in Section 3.03. Except as specifically provided in this Agreement, funds in the Spread Account shall not be commingled with any other moneys. All moneys deposited from time to time in the Spread Account and all investments made with such moneys shall be held by the Collateral Agent as part of the Spread Account Agreement Collateral.

               (c) On the Closing Date, Issuer shall provide or cause to be provided to the Collateral Agent for deposit into the Spread Account an amount equal to the Spread Account Initial Deposit.

               (d) On each Distribution Date, after giving effect to all payments to be made on the related Distribution Date, the Collateral Agent shall cause to be maintained in the Spread Account an amount equal to the Requisite Amount in accordance with Article V of the Sale and Servicing Agreement. Any amounts deposited with respect to the Cash Collateral Deposit shall not be included for the purposes of determining whether the amount maintained in the Spread Account equals the Requisite Amount

          SECTION 3.02. INVESTMENTS.

               (a) Funds which may at any time be held in the Spread Account shall be invested and reinvested by the Collateral Agent, at the written direction (which may include, subject to the provisions hereof, general standing instructions) of the Issuer (unless a Default shall have occurred and be continuing, in which case at the written direction of the Controlling Party if it so elects) or its designee received by the Collateral Agent by 1:00 p.m. New York City time, on the Business Day prior to the date on which such investment shall be made, in one or more Eligible Investments in the manner specified in
          Section 3.02(b) and (c). If no written direction with respect to any portion of such Spread Account is received by the Collateral Agent, the Spread Account Agreement Collateral Agent shall invest such funds overnight in money market mutual funds described in paragraph (d) of the definition of the term "Eligible Investments," provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments.

               (b) Each investment made pursuant to this Section on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day such investment is made or payable on demand, provided that any investment of funds in the Spread Account maintained with the Collateral Agent in any investment as to which the Collateral Agent is the obligor, if otherwise qualified as an Eligible Investment may mature on the Distribution Date next succeeding the date of such investment.

               (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner which complies with Section 2.04 and the requirements of the definition of "Eligible Investments."

               (d) If amounts on deposit in the Spread Account are at any time invested in an Eligible Investment payable on demand, the Collateral Agent shall (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment is permitted to mature under the provisions hereof and (ii) demand payment of all amounts due thereunder promptly upon receipt of written notice from the Controlling Party to the effect that such investment does not constitute an Eligible Investment.

               (e) All moneys on deposit in the Spread Account, together with any deposits or securities in which such moneys may be invested or reinvested, and any gains from such investments, shall constitute Spread Account Agreement Collateral hereunder subject to the Security Interests of the Issuer Secured Parties.

               (f) Subject to Section 4.03, the Collateral Agent shall not be liable by reason of any insufficiency in amounts on deposit in the Spread Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Eligible Investments as to which the Collateral Agent, in its commercial capacity, is obligated. All income or loss on investments of funds in the Spread Account shall be reported by AmeriCredit as taxable income or loss.

          SECTION 3.03. PAYMENTS; PRIORITY OF PAYMENTS.

               (a) On or before the second Business Day prior to each Distribution Date, the Collateral Agent will make the following determinations on the basis of information (including, without limitation, the amount of any Spread Account Claim Amount and the amount of any Accelerated Payment Amount Shortfall) received pursuant to Article IV of the Sale and Servicing Agreement from the Servicer; provided, however, that if the Collateral Agent receives written notice from the Insurer, the Trustee, the Issuer or the Servicer of the occurrence of a Trigger Event, such notice shall be determinative for the purposes of determining the Requisite Amount:

                    (i) determine the amounts to be on deposit in the Spread
               Account on such Distribution Date which will be available to satisfy any Spread Account Claim Amount;

                    (ii) determine (A) the amounts, if any, to be paid from the
               Spread Account with respect to the Spread Account Claim Amount and (B) whether, following payment from the Spread Account to the Trust Collateral Agent for deposit into the Collection Account, a Spread Account Claim Amount will continue to exist;

                    (iii) [Reserved];

                    (iv) determine the amounts to be on deposit in the Spread
               Account on that Distribution Date which will be available to satisfy any Accelerated Payment Amount Shortfall; and

                    (v) determine (A) the amounts, if any, to be paid from the
               Spread Account with respect to the Accelerated Payment Amount Shortfall and (B) whether, following payment from the Spread Account to the Trust Collateral Agent for deposit into the

               Collection Account, an Accelerated Payment Amount Shortfall will continue to exist.

          On such Distribution Date, the Collateral Agent shall deliver a certificate to the Trust Collateral Agent and the Insurer with respect to any Deficiency Notice and any Accelerated Payment Shortfall Notice, stating the amount, if any, to be distributed to the Trust Collateral Agent on that Distribution Date in respect of such Accelerated Payment Shortfall Amount and in respect of such Spread Account Claim Amount.

               (b) On each Distribution Date, the Collateral Agent shall make the following payments from the Spread Account (to the extent of funds available in the Spread Account) in the following order of priority:

                    (i) if the Trust Collateral Agent has delivered a Deficiency
               Notice and if there exists a Spread Account Claim Amount, to the Trust Collateral Agent for deposit in the Collection Account the amount of such Spread Account Claim Amount; and

                    (ii) any funds in the Spread Account (net of any amounts
               deposited with respect to the Cash Collateral Deposit) in excess of the Requisite Amount, after making the withdrawals therefrom required by clause (i) of this Section 3.03(b) (to the extent of funds available in excess of the Requisite Amount) and any funds remaining in the Spread Account as of the Distribution Date immediately following the Final Termination Date will be applied by the Collateral Agent in the following order of priority:

                         (A) if the Trust Collateral Agent has delivered an
                    Accelerated Payment Shortfall Notice and if there exists an Accelerated Payment Amount Shortfall, to the Trust Collateral Agent for deposit in the Note Distribution Account the amount of such Accelerated Payment Amount Shortfall;

                         (B) to the payment of any expenses payable pursuant to
                    Section 4.5 of the Sale and Servicing Agreement to the extent not paid by the Servicer;

                         (C) to the Trust Collateral Agent for payment to any
                    replacement servicer any accrued and unpaid replacement servicer fees, transition costs or additional compensation to the extent not paid by AmeriCredit or pursuant to the Sale and Servicing Agreement;

                         (D) to the Trust Collateral Agent for payment to the
                    Insurer, any amounts due and owing to the Insurer that were not paid under clause (x) of Section 5.7(a) of the Sale and Servicing Agreement;

                         (E) to the Trust Collateral Agent for payment to the
                    Swap Counterparty, any amounts due and owing to the Swap Counterparty that were not paid under clause (ix) of Section 5.7(a) of the Sale and Servicing Agreement;

                         (F) to the Backup Servicer, any indemnification amounts
                    payable by the Servicer to the Backup Servicer to the extent not paid by the Servicer; and

                         (G) to the holder(s) of the Certificates, any remaining
                    funds in the Spread Account in excess of the Requisite
                    Amount.

          SECTION 3.04. GENERAL PROVISIONS REGARDING SPREAD ACCOUNT.

               (a) Promptly upon the establishment (initially or upon any relocation) of the Spread Account hereunder, the Collateral Agent shall advise the Issuer and each Issuer Secured Party in writing of the name and address of the depository institution or trust company where the Spread Account has been established (if not at Wells Fargo Bank, National Association or any successor Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution who is responsible for overseeing the Spread Account, the account number and the individuals whose names appear on the signature cards for the Spread Account. The Issuer shall cause each such depository institution or trust company to execute a written agreement, in form and substance reasonably satisfactory to the Controlling Party, waiving, and the Collateral Agent by its execution of this Agreement hereby waives (except to the extent expressly provided herein), in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of set-off or other similar right under applicable law with respect to the Spread Account and agreeing, and the Collateral Agent by its execution of this Agreement hereby agrees to notify the Issuer and each Issuer Secured Party of any charge or claim against or with respect to such Spread Account. The Collateral Agent shall give the Issuer and each Issuer Secured Party at least ten Business Days' prior written notice of any change in the location of the Spread Account or in any related account information. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling Party in writing, the Collateral Agent shall have no right to change the location of the Spread Account

               (b) Upon the written request of the Controlling Party or the Issuer, the Collateral Agent shall cause, at the expense of the Issuer, the depository institution at which the Spread Account is located to forward to the requesting party copies of all monthly account statements for the Spread Account.

               (c) No passbook, certificate of deposit or other similar instrument evidencing the Spread Account shall be issued, and all contracts, receipts and other papers, if any, governing or evidencing the Spread Account shall be held by the Collateral Agent.

          SECTION 3.05. REPORTS BY THE COLLATERAL AGENT. The Collateral Agent shall report to the Issuer, the Insurer, the Trustee (unless the Trustee is the same party as the Collateral Agent), the Trust Collateral Agent and the Servicer on a monthly basis no later than each Distribution Date with respect to the amount on deposit in the Spread Account and the identity of the investments included therein as of the last day of the related Collection Period, and shall provide accountings of deposits into and withdrawals from the Spread Account, and of the investments made therein, upon the request of the Issuer, the Insurer or the Servicer.

          SECTION 3.06. CASH COLLATERALIZED RECEIVABLES.

               (a) On any date after the Outstanding Pool Balance has declined to 33% of the Initial Pool Balance, if (i) the Delinquency Ratio violates the Level 1 Delinquency Test, (ii) the amount on deposit in the Spread Account equals or exceeds the Requisite Amount and (iii) the Pro Forma Note Balance equaled the Required Pro Forma Note Balance on the immediately preceding Distribution Date, then the Servicer shall have the option of making a deposit into the Spread Account to prevent the occurrence of a Level 1 Trigger. If the Servicer elects to exercise such option, then on each Distribution Date the Servicer shall deposit into the Spread Account the amount necessary to maintain the Cash Collateral Deposit until such time as the Delinquency Ratio (without taking into account any reduction for Cash Collateralized Receivables) is at a level that does not violate the Level 1 Delinquency Test or Level 2 Delinquency Test. As of any date of determination, the "Cash Collateral Deposit" shall equal to the greater of (x) the aggregate Principal Balance of 100% of the Receivables that are ninety (90) or more days past due or (y) the aggregate Principal Balance of the minimum amount of Delinquent Receivables necessary to reduce the Delinquency Ratio to a level that does not violate the Level 1 Delinquency Test.

               (b) On each Distribution Date, upon which (i) the Delinquency Ratio (without taking into account any reduction for Cash Collateralized Receivables) is at a level that does not violate the Level 1 Delinquency Test or Level 2 Delinquency Test, (ii) no Trigger Event is in effect and (iii) the amount on deposit in the Spread Account (net of the Cash Collateral Deposit) is equal to or exceeds the Requisite Amount, then the Collateral Agent shall distribute the Cash Collateral Deposit in accordance with the priorities set forth in
          Section 3.03(b)(ii).

                                   ARTICLE IV

                              THE COLLATERAL AGENT

          SECTION 4.01. APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints Wells Fargo Bank, National Association as the Collateral Agent with respect to the Spread Account Agreement Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Collateral Agent with respect to the Spread Account Agreement Collateral, for the Issuer Secured Parties, to maintain custody and possession of such Spread Account Agreement Collateral (except as otherwise provided hereunder) and to perform the other duties of the Collateral Agent in accordance with the express provisions of this Agreement. Each Issuer Secured Party hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent shall act (and shall be completely protected in so acting) upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions; provided that the Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, except where this Agreement provides that the Collateral Agent is permitted to act only following and in accordance with such instructions.

          SECTION 4.02. PERFORMANCE OF DUTIES. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Basic Documents to which the Collateral Agent is a party or as directed by the Controlling Party in accordance with this Agreement.

          SECTION 4.03. LIMITATION ON LIABILITY. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Agreement or any of the Spread Account Agreement Collateral (or any part thereof). Notwithstanding any term or provision of this Agreement, the Collateral Agent shall incur no liability to the Issuer or the Issuer Secured Parties for any action taken or omitted by the Collateral Agent in connection with the Spread Account Agreement Collateral, except for the gross negligence or willful misconduct on the part of the Collateral Agent, and, further, shall incur no liability to the Issuer Secured Parties except for gross negligence or willful misconduct in carrying out its duties to the Issuer Secured Parties. Subject to Section 4.04, the Collateral Agent shall be completely protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Collateral Agent may consult with counsel selected by it with due care, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Agreement or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

          SECTION 4.04. RELIANCE UPON DOCUMENTS. In the absence of bad faith or gross negligence on its part, the Collateral Agent shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

          SECTION 4.05. SUCCESSOR COLLATERAL AGENT.

               (a) Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole, or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Spread Account Agreement Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Issuer Secured Parties in the Spread Account Agreement Collateral.

               (b) The Collateral Agent and any successor Collateral Agent may resign only (i) upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Collateral Agent as evidenced by an Opinion of Counsel delivered to the Insurer, and the Controlling Party does not elect to waive the Collateral Agent's obligation to perform those duties which render it legally unable to act or elect to delegate those duties to another Person, or
          (ii)with the prior written consent of the Controlling Party. The Collateral Agent shall give not less than 60 days' prior written notice of any such permitted resignation by registered or certified mail to the other Issuer Secured Party and the Issuer; provided, that such resignation shall take effect only upon the date which is the latest of (A) the effective date of the appointment of a successor Collateral Agent acceptable to the Insurer (provided that an Insurer Default has not occurred and is continuing) and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (B) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article Two, and (C) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.05. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered as described above no successor Collateral Agent or temporary successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to Section 4.05(d), the resigning Collateral Agent may petition a court of competent jurisdiction in New York, New York for the appointment of a successor acceptable to the Insurer (provided that an Insurer Default has not occurred and is continuing). Notwithstanding anything herein to the contrary, if the Trustee, the Trust Collateral Agent and Collateral Agent are the same party and the Trustee or the Trust Collateral Agent resigns under the Indenture, the Collateral Agent may resign in accordance with the procedures for resignation of the Trustee and the Trust Collateral Agent under the Indenture.

               (c) The Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent, the other Issuer Secured Party and the Issuer. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to Section 4.05(d). Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent acceptable to the Insurer (provided that an Insurer Default has not occurred and is continuing) and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Spread Account Agreement Collateral to such successor to be held in accordance with the procedures specified in

          Article Two and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.05.

               (d) The Controlling Party shall have the sole right to appoint each successor Collateral Agent. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Issuer Secured Party and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Spread Account Agreement Collateral to the successor Collateral Agent to be held in accordance with the procedures specified in Article Two, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Issuer Secured Party or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or a Issuer Secured Party is reasonably required by a successor Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Issuer. The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Spread Account Agreement Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Spread Account Agreement Collateral to the successor Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

          SECTION 4.06. INDEMNIFICATION. The Servicer shall indemnify the Collateral Agent, its directors, officers, employees and agents for, and hold the Collateral Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the fees and expenses of counsel and the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the gross negligence, bad faith or willful misconduct of the Collateral Agent. The obligation of the Servicer under this Section 4.06 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent or the Servicer.

          SECTION 4.07. COMPENSATION AND REIMBURSEMENT. The Servicer agrees for the benefit of the Issuer Secured Parties to pay to the Collateral Agent, the Collateral Agent Fee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee) and to reimburse the Collateral Agent for any reasonable and out of pocket expenses (including reasonable legal fees and expenses but excluding any expenses resulting from the gross negligence, bad faith, or willful misconduct of the Collateral Agent) incurred in connection with the duties contemplated herein.

          SECTION 4.08. REPRESENTATIONS AND WARRANTIES OF THE COLLATERAL AGENT. The Collateral Agent represents and warrants to the Issuer and to each Issuer Secured Party as follows:

               (a) DUE ORGANIZATION. The Collateral Agent is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

               (b) CORPORATE POWER. The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collateral Agent hereunder.

               (c) DUE AUTHORIZATION. The execution and delivery by the Collateral Agent of this Agreement and the other Basic Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Agreement and such other Basic Documents.

               (d) VALID AND BINDING AGREEMENT. The Collateral Agent has duly executed and delivered this Agreement and each other Basic Document to which it is a party, and each of this Agreement and each such other Basic Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          SECTION 4.09. WAIVER OF SETOFFS. The Collateral Agent hereby expressly waives any and all rights of set off that the Collateral Agent may otherwise at any time have under applicable law with respect to the Spread Account and agrees that amounts in the Spread Account shall at all times be held and applied solely in accordance with the provisions hereof.

          SECTION 4.10. CONTROL BY THE CONTROLLING PARTY. The Collateral Agent shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                    ARTICLE V

                             COVENANTS OF THE ISSUER

          SECTION 5.01. PRESERVATION OF SPREAD ACCOUNT AGREEMENT COLLATERAL. Subject to the rights, powers and authorities granted to the Collateral Agent and the Controlling Party in this Agreement, the Issuer shall take such action as is necessary and proper with respect to the Spread Account Agreement Collateral in order to preserve and maintain such Spread Account Agreement Collateral and to cause (subject to the rights of the Issuer Secured Parties) the Collateral Agent to perform its obligations with respect to such Spread Account Agreement Collateral as provided herein including, without limitation, filing UCC-1's on the Spread Account and investments therein. The Issuer will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security Interests granted hereunder in the Spread Account Agreement Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof.

          SECTION 5.02. NOTICES. In the event that the Issuer acquires knowledge of the occurrence and continuance of any Insurance Agreement Event of Default or Event of Default under the Indenture or of any event of default or like event, howsoever described or called, under any of the Basic Documents, the Issuer shall immediately give written notice thereof to the Collateral Agent and each Issuer Secured Party.

          SECTION 5.03. WAIVER OF STAY OR EXTENSION LAWS; MARSHALLING OF ASSETS. The Issuer covenants, to the fullest extent permitted by applicable law, that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any absolute sale of the Spread Account Agreement Collateral or any part thereof, or the possession thereof by any purchaser at any sale under Article Seven; and the Issuer, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Issuer, for itself and all who may claim under it, waives, to the fullest extent permitted by applicable law, all right to have the Spread Account Agreement Collateral marshaled upon any foreclosure or other disposition thereof.

          SECTION 5.04. NONINTERFERENCE, ETC. The Issuer shall not (i) waive or alter any of its rights under the Spread Account Agreement Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Controlling Party, (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Spread Account Agreement Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Issuer's right, title or interest in and to the Spread Account Agreement Collateral or the Collateral Agent's lien on, and security interest in, the Spread Account Agreement Collateral for the benefit of the Issuer Secured Parties or (iii) take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights under the Basic Documents.

          SECTION 5.05. ISSUER CHANGES.

               (a) CHANGE IN NAME, STRUCTURE, ETC. The Issuer shall not change its name, identity or corporate structure unless it shall have given each Issuer Secured Party and the Collateral Agent at least 30 days' prior written notice thereof, shall have effected any necessary or appropriate assignments or amendments thereto and filings of financing statements or amendments thereto.

               (b) RELOCATION OF THE ISSUER. The Issuer shall not change its principal executive office or jurisdiction of organization unless it gives each Issuer Secured Party and the Collateral Agent at least 30 days' prior written notice of any relocation of its principal executive office. If the Issuer relocates its principal executive office, jurisdiction of organization or principal place of business from Delaware, the Issuer shall give prior notice thereof to the Controlling Party and the Collateral Agent and shall effect whatever appropriate recordations and filings are necessary and shall provide an Opinion of Counsel to the Controlling Party and the Collateral Agent, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Spread Account Agreement Collateral shall remain, after such relocation, valid and perfected.

                                   ARTICLE VI

                   CONTROLLING PARTY; INTERCREDITOR PROVISIONS

          SECTION 6.01. APPOINTMENT OF CONTROLLING PARTY. From and after the Closing Date until the Insurer Termination Date, the Insurer shall be the Controlling Party and shall be entitled to exercise all the rights given the Controlling Party hereunder. From and after the Insurer Termination Date until the Trustee Termination Date, the Trustee shall be the Controlling Party. Notwithstanding the foregoing, in the event that an Insurer Default shall have occurred and be continuing, the Trustee shall be the Controlling Party until the applicable Trustee Termination Date. If prior to an Insurer Termination Date the Trustee shall have become the Controlling Party as a result of the occurrence of an Insurer Default and either such Insurer Default is cured or for any other reason ceases to exist or the Trustee Termination Date occurs, then upon such cure or other cessation or on such Trustee Termination Date, as the case may be, the Insurer shall, upon written notice thereof being duly given to the Collateral Agent, again be the Controlling Party.

          SECTION 6.02. CONTROLLING PARTY'S AUTHORITY.

               (a) The Issuer hereby irrevocably appoints the Collateral Agent, and any successor to the Collateral Agent appointed pursuant to
          Section 4.05, its true and lawful attorney, with full power of substitution, in the name of the Issuer, the Issuer Secured Parties or otherwise, but (subject to Section 2.06) at the expense of the Issuer, to the extent permitted by law to exercise, at any time and from time to time while any Insurance Agreement Event of Default has occurred but at all such times at the written direction of the Controlling Party, any or all of the following powers with respect to all or any of the Spread Account Agreement Collateral: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to sell, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustments with respect thereto.

               (b) With respect to the Notes and the related Spread Account Agreement Collateral, each Issuer Secured Party hereby irrevocably and unconditionally constitutes and appoints the Collateral Agent, and any successor to such Collateral Agent appointed pursuant to Section 4.05 from time to time, as the true and lawful attorney-in-fact of the Issuer Secured Parties, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Collateral Agent as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for and on behalf of and in the name of the Issuer Secured Parties under this Agreement which the Issuer Secured Parties could or might do or which may be necessary, desirable or convenient in the Collateral Agent's sole discretion with the prior written consent of the Controlling Party or at the written direction of the Controlling Party to effect the purposes contemplated hereunder and, without limitation, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration of the Spread Account Agreement

          Collateral, and the enforcement of the rights of the Issuer Secured Parties hereunder, on behalf of and for the benefit of the Issuer Secured Parties, as their interests may appear.

          SECTION 6.03. RIGHTS OF ISSUER SECURED PARTIES. With respect to the Notes and the related Spread Account Agreement Collateral, the Non-Controlling Party at any time expressly agrees that it shall not assert any rights that it may otherwise have, as an Issuer Secured Party with respect to the Spread Account Agreement Collateral, to direct the maintenance, sale or other disposition of the Spread Account Agreement Collateral or any portion thereof, notwithstanding the occurrence and continuance of any Default or any non-performance by the Issuer of any obligation owed to such Issuer Secured Party hereunder or under any other Basic Document, and each party hereto agrees that the Collateral Agent, at the direction of the Controlling Party shall be the only Person entitled to assert and exercise such rights.

          SECTION 6.04. DEGREE OF CARE.

               (a) COLLATERAL AGENT. Notwithstanding any term or provision of this Agreement, the Collateral Agent shall incur no liability to the Issuer for any action taken or omitted by the Collateral Agent in connection with the Spread Account Agreement Collateral, except for any gross negligence, bad faith or willful misconduct on the part of the Collateral Agent and, further, shall incur no liability to the Non-Controlling Party except for the gross negligence, bad faith or willful misconduct of the Collateral Agent in carrying out its duties, if any, to the Non-Controlling Party. The Collateral Agent shall be completely protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Agreement or any of the Basic Documents.

               (b) THE NON- CONTROLLING PARTY. The Non-Controlling Party shall not be liable to the Issuer for any action or failure to act by the Controlling Party or the Collateral Agent in exercising, or failing to exercise, any rights or remedies hereunder.

                                   ARTICLE VII

                              REMEDIES UPON DEFAULT

          SECTION 7.01. REMEDIES UPON A DEFAULT. If a Default has occurred, the Collateral Agent shall, at the written direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect and satisfy all Issuer Secured Obligations, including, but not limited to, foreclosure upon the Spread Account Agreement Collateral and all other rights available to secured parties under applicable law or to enforce performance and observance of any obligation, agreement or covenant under any of the Basic Documents.

          SECTION 7.02. WAIVER OF DEFAULT. The Controlling Party shall have the sole right, to be exercised in its complete discretion, to waive any Default by a writing setting forth the terms, conditions and extent of such waiver signed by the Controlling Party and delivered to the Collateral Agent, the other Issuer Secured Party and the Issuer. Any such waiver shall be binding upon the Non-Controlling Party and the Collateral Agent. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

          SECTION 7.03. RESTORATION OF RIGHTS AND REMEDIES. If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Collateral Agent, then and in every such case the Issuer, the Collateral Agent and each of the Issuer Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Issuer Secured Parties shall continue as though no such proceeding had been instituted.

          SECTION 7.04. NO REMEDY EXCLUSIVE. No right or remedy herein conferred upon or reserved to the Collateral Agent, the Controlling Party or either of the Issuer Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise (but, in each case, shall be subject to the provisions of this Agreement limiting such remedies), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.01. FURTHER ASSURANCES. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein.

          SECTION 8.02. WAIVER. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and stop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

          SECTION 8.03. AMENDMENTS; WAIVERS. No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and the Rating Agency Condition shall have been satisfied; provided, however, that, notwithstanding the foregoing, for so long as the Insurer shall be the Controlling Party, any amendments, modifications, waivers or supplements hereto, or to the Spread Account Agreement Collateral or Spread Account or to any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 shall be effective if made or consented to in writing by the Insurer, the Issuer and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Noteholders.

          SECTION 8.04. SEVERABILITY. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent, or any of the Issuer Secured Parties, hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or any of the

Issuer Secured Parties to pursue any other remedy available to it or them (subject, however, to the provisions of this Agreement limiting such remedies).

          SECTION 8.05. NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Scheduled Distribution Date of the Class A-4 and payment of all amounts due to the Insurer under the Insurance Agreement, acquiesce, petition or otherwise invoke or cause the Issuer or the Seller to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Issuer or the Seller under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, Trustee, custodian, sequestrator or other similar official of the Issuer or the Seller or all or any part of its respective property or assets or ordering the winding up or liquidation of the affairs of the Issuer or the Seller. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

          SECTION 8.06. NOTICES. All notices, demands, certificates, requests and communications hereunder (" notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one Business Day after delivery to an overnight courier, (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

               (a)  If to the Issuer:

                    AmeriCredit Automobile Receivables Trust 2007-A-X c/o Wilmington Trust Company
                    1100 North Market Street
                    Wilmington Delaware 19890-001
                    Attention: Corporate Trust Administration

                    with a copy to:

                    AmeriCredit Corp.
                    801 Cherry Street
                    Suite 3900
                    Fort Worth, TX 76102
                    Attention: Chief Financial Officer

               (b)  If to the Insurer:

                    XL Capital Assurance Inc.
                    1221 Avenue of the Americas

                    New York, New York 10020-1001
                    Re: Policy No. CA03541A/CA03541B
                    Attention: Surveillance
                    Telephone: (212) 478-3400
                    Facsimile: (212) 478-3597
                    E-mail: XLCASurveillance@xlgroup.com

               (c)  If to the Trustee and the Trust Collateral Agent:

                    Wells Fargo Bank, National Association
                    Sixth Street and Marquette Avenue
                    MAC N9311-161
                    Minneapolis, Minnesota 55479
                    Attention: Corporate Trust Office
                    Facsimile: (612) 667-3464

               (d)  If to the Collateral Agent:

                    Wells Fargo Bank, National Association
                    Sixth Street and Marquette Avenue
                    MAC N9311-161
                    Minneapolis, Minnesota 55479
                    Attention: Corporate Trust Office
                    Facsimile: (612) 667-3539

               (e)  If to Moody's:

                    Moody's Investors Service, Inc.
                    ABS Monitoring Department
                    99 Church Street
                    New York, New York 10007

               (f)  If to Standard & Poor's:

                    via electronic delivery to Servicer_reports@sandp.com.

                    For any information not available in electronic format, send hard copies to:

                    Standard & Poor's Ratings Services
                    55 Water Street, 41st floor,
                    New York, New York 10041-0003
                    Attention: ABS Surveillance Group

          A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) the Insurer, the Issuer, the Trustee, the Trust Collateral

Agent and the Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

          SECTION 8.07. TERM OF THIS AGREEMENT. This Agreement shall take effect on the Closing Date and shall continue in effect until the Distribution Date occurring immediately following the Final Termination Date. On the Distribution Date occurring immediately following the Final Termination Date and after giving effect to any withdrawals pursuant to Section 3.03, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Spread Account Agreement Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Issuer in respect of the Issuer Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the Issuer; provided that the provisions of Sections 4.06, 4.07 and 8.05 shall survive any termination of this Agreement and the release of any Spread Account Agreement Collateral upon such termination.

          SECTION 8.08. ASSIGNMENTS; THIRD-PARTY RIGHTS; REINSURANCE.

               (a) This Agreement shall be a continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Issuer Secured Party and the Collateral Agent, and by their respective successors, transferees and assigns. The Issuer may not assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Controlling Party.

               (b) The Insurer shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Note Policy issued in connection with the Notes, upon such terms and conditions as the Insurer in its discretion determines, and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of each party (other than the Insurer) hereunder as if such participant or reinsurer was a party hereto and, subject only to such agreement regarding such reinsurance or participation, shall have the right to enforce the obligations of each such other party directly hereunder; provided, however, that no such reinsurance or participation agreement or arrangement shall relieve the Insurer of its obligations hereunder, under the Basic Documents to which it is a party or under the Note Policy. In addition, nothing contained herein shall restrict the Insurer from assigning to any Person pursuant to any liquidity facility or credit facility any rights of the Insurer under this Agreement or with respect to any real or personal property or other interests pledged to the Insurer, or in which the Insurer has a security interest, in connection with the transactions contemplated hereby.

          SECTION 8.09. CONSENT OF CONTROLLING PARTY. In the event that the Controlling Party's consent is required under the terms hereof or under the terms of any Basic Document, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

          SECTION 8.10. CONSENTS TO JURISDICTION. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, any court in the state of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Basic Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Basic Documents or the subject matter hereof or thereof may not be litigated in or by such courts. The Issuer hereby irrevocably appoints and designates Wells Fargo Bank, National Association, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Issuer agrees that service of such process upon such Person shall constitute personal service of such process upon it. Subject to Section 8.05, nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Basic Documents against the Issuer or its property in the courts of any jurisdiction.

          SECTION 8.11. DETERMINATION OF ADVERSE EFFECT. Any determination of an adverse effect on the interest of the Issuer Secured Parties or the Noteholders shall be made without consideration of the availability of funds under the Note Policy.

          SECTION 8.12. HEADINGS. The headings of articles, sections and paragraphs and the Table of Contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation.

          SECTION 8.13. TRIAL BY JURY WAIVED. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER BASIC DOCUMENTS OR ANY

OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER BASIC DOCUMENTS TO WHICH IT IS A PARTY, BY AMONG OTHER THINGS, THIS WAIVER.

          SECTION 8.14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 8.15. COUNTERPARTS. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

          SECTION 8.16. LIMITATION OF LIABILITY.

               (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

               (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely in its capacities as Collateral Agent, Trustee and Trust Collateral Agent and in no event shall Wells Fargo Bank, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          IN WITNESS WHEREOF, the parties hereto have executed this Spread Account Agreement as of the date set forth on the first page hereof.

                                        AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                                        2007-A-X, as Issuer

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee on behalf of the
                                            Trust.


                                        By: /s/ Michele C. Harra
                                            ------------------------------------
                                        Title: Financial Services Officer


                                        XL CAPITAL ASSURANCE INC., as Insurer


                                        By: /s/ Catherine R. Lau
                                            ------------------------------------
                                        Title: Senior Managing Director


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Trustee, as Trust Collateral Agent
                                        and as Collateral Agent


                                        By: /s/ Marianna C. Stershic
                                            ------------------------------------
                                        Title: Vice President

Accepted and Agreed with respect to Sections 3.06, 4.06 and 4.07:

AMERICREDIT FINANCIAL SERVICES, INC.


By: /s/ Susan B. Sheffield
    ---------------------------------
Title: Senior Vice-President,
       Structured Finance